UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 8, 2023
FRESH TRACKS THERAPEUTICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FRTX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Fresh Tracks Therapeutics, Inc. (the “Company” or “Fresh Tracks”) is aware that the Federal Deposit Insurance Corp. (“FDIC”) has taken control of Silicon Valley Bank (“SVB”) as of Friday, March 10, 2023. On Sunday, March 12, 2023, the U.S. Department of Treasury, Federal Reserve and FDIC jointly announced that the FDIC will fully protect all depositors at SVB. The Company currently maintains up to $1.0 million in cash deposits at SVB and approximately $3.7 million in a U.S. Treasury money market mutual fund purchased through SVB but managed by a third-party asset manager. The Company believes that the funds held in the money market mutual fund are not considered deposits. Therefore, the Company expects to have access to the full amount of the funds held in the money market mutual fund, but the timing and process for accessing such funds is not clear as of the time of filing this Current Report on Form 8-K.
In addition, on March 8, 2023, the Company sold approximately 2.9 million shares of its common stock pursuant to its At Market Issuance Sales Agreement with Oppenheimer & Co. Inc. and William Blair & Company, L.L.C. at a weighted average price of approximately $2.35 per share for net proceeds of approximately $6.5 million. These proceeds are being held in a money market fund at the selling broker until the Company is able to open new accounts at another financial institution.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this document and its attachment relating to future financial, business, and/or research and development, investigational, preclinical or clinical performance and potential, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, Fresh Tracks’ strategy; future operations; future potential; future financial position; future liquidity, including ability to access its funds in full and in a timely manner; future revenue; territorial focus; projected expenses; results of operations; the anticipated timing, scope, design, results, possible impact of, and/or reporting of data of ongoing and future nonclinical and clinical trials involving FRTX-02 and any other products; intellectual property rights, including the acquisition, validity, term, and enforceability of such; the expected timing and/or results of regulatory submissions and approvals; and prospects for treatment of patients and commercializing (and competing with) any product candidates for any disease by Fresh Tracks or third parties, or research and/or licensing collaborations with, or actions of, its partners, including in the United States, Japan, South Korea, or any other country, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this document and its attachment, the words “may,” “could,” “should,” “might,” “show,” “topline,” “positive,” “announce,” “anticipate,” “advance,” “reflect,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “potential,” “will,” evaluate,” “advance,” “excited,” “aim,” “strive,” “help,” “progress,” “meet,” “support,” “select,” “initiate,” “look forward,” “promise,” “provide,” “commit,” “best-in-class,” “first-in-class,” “standard-of-care,” “on track,” “opportunity,” “disrupt,” “reduce,” “restore,” “demonstrate,” “suggest,” “attenuate,” “reinforce,” “imply,” “induce,” “attain,” “regulate,” “dampen,” “inhibit,” “target,” “shift,” and similar expressions and their variants, as they relate to Fresh Tracks or any of Fresh Tracks’ investigational products, partners, or third parties, may identify forward-looking statements. Fresh Tracks cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including without limitation, research results and data that do not meet targets; study limitations, including small sample sizes and the enrollment of only healthy patients; data variability; expectations or regulatory approval requirements; ability to obtain adequate financing for (i) product development, (ii) clinical trials, (iii) regulatory submission(s), and (iv) any future commercialization; ability to acquire, maintain, and enforce global intellectual property rights; potential delays or alterations in (i) product development, (ii) trials of any type, and (iii) regulatory submission and reviews; changes in law or policy; litigation; regulatory agency actions; feedback, or requests; supply chain disruptions; unanticipated demands on cash resources; interruptions, disruption, or inability by Fresh Tracks, its partners, or third parties to obtain or supply (i) research material, (ii) raw materials, and/or (iii) product anywhere, or secure essential services, in the world; the outcome of and reaction to Fresh Tracks’ current and planned preclinical and clinical trials across its portfolio of assets and for the SAD/MAD portion of the Phase 1 study on FRTX-02; the inability of third parties to achieve the regulatory and sales-based events under Fresh Tracks’ agreements with them, or their lack of funds, resulting in Fresh Tracks not receiving additional or full payments due from them, especially related to the sale and assignment of Fresh Tracks’ ownership of sofpironium bromide; and other risks associated with (i) developing and obtaining regulatory approval for, and commercializing, product candidates, (ii) raising additional capital, and (iii) maintaining compliance with Nasdaq listing requirements.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Fresh Tracks’ filings with the United States Securities and Exchange Commission, which are available at https://www.sec.gov (or at https://www.frtx.com). The forward-looking statements represent the estimates of Fresh Tracks as of the date hereof only. Fresh Tracks specifically disclaims any duty or obligation to update forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2023	Fresh Tracks Therapeutics, Inc.

	By:	/s/ Andrew D. Sklawer
	Name:	Andrew D. Sklawer
	Title:	President and Chief Executive Officer